EXHIBIT 10.65

NOTE MODIFICATION AGREEMENT

BY AND BETWEEN ALAN M. MECKLER
(“LENDER”) AND

WEBMEDIABRANDS INC. AND MEDIABISTRO.COM INC.
(COLLECTIVELY, “BORROWER”)

EFFECTIVE DATE:  November 14, 2011

On or about May 29, 2009 (“Note Date”), Borrower executed a Promissory Note (“Note”) in favor of Lender which was amended on September 1, 2010 reducing the interest rate.  Lender and Borrower intend to amend the Note to eliminate the payment of the Accommodation Fee (as defined in the Note) due under the Note.  Lender remains the owner and holder of the Note and has agreed with Borrower to modify certain provisions of the Note.

Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Lender and Borrower agree to modify the Note as follows:

Section 1 (c) of the Note is deleted in its entirety whereby the parties agree to terminate the Borrower’s obligation to make any Accommodation Fee payment to Lender.

By this Note Modification Agreement, all liens, security interests, assignments, superior titles and priorities securing the Note are hereby ratified and confirmed as valid and subsisting and continue to secure the Note as modified herein.  Nothing in this Note Modification Agreement shall in any manner impair, diminish or extinguish any of the liens or any covenant, condition, agreement or stipulation in the Note or any pledge and/or security agreement, and the same except as herein modified shall continue in full force and effect.

Except as hereby specifically amended, modified or supplemented, the Note is hereby confirmed and ratified in all respects and remains in full force and effect according to its respective terms.  This Note Modification Agreement does not constitute a novation of the Note.  When executed by Lender and Borrower, this Agreement shall be attached to and become a part of the Note.

This Note Modification Agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the respective parties hereto.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN BORROWER AND LENDER.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.

IN WITNESS WHEREOF, the undersigned has caused this Note Modification Agreement to be executed under seal by Borrower on this 14th day of November 2011.

Borrower:

WebMediaBrands Inc. (SEAL)

By: /s/ Mitchell Eisenberg
Name: Mitchell Eisenberg
Title: Executive Vice President & General Counsel

Mediabistro.com Inc. (SEAL)

By: /s/ Mitchell Eisenberg
Name: Mitchell Eisenberg
Title: Executive Vice President & General Counsel

Lender:

/s/ Alan M. Meckler
Alan M. Meckler (Seal)